Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GMTech Inc. (the “Company”) on Form 10-K for the fiscal year ended October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Juan Yang, Chief Executive Officer, and I, Chao Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2026

By: /s/ Juan Yang
Juan Yang
Chief Executive Officer

Dated: March 6, 2026

By: /s/ Chao Li
Chao Li
Chief Financial Officer